                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
MSDWCI     MSDWCI     SERIES 2001-TOP1 (PRICED)     CLASS A1
--------------------------------------------------------------------------------
Class                    A1
Delay                    14
Payment Freq             Monthly
Yield Day Count          30/360
Yield Freq               SemiAnnual
Yield Table Date         02/15/2001

Cusip                    N/A
First Payment Date       03/15/2001
Next Payment Date        03/15/2001
Settlement Date          02/23/2001
Interest Freq            Monthly
Credit Rating            AAA/AAA

Dated Date               02/01/2001
Factor                   1.00000000
Current Balance          65,000,000.00
Coupon                   6.02000
Market Desc              N/A

Original Balance         65,000,000.00
Lead Manager             Morgan Stanley & Co.
Orig Deal Size           1,156,426,170.00
Num of Tranches          22
Deal Age                 0

TREASURY CURVE

1 4.9012      2  4.8800   5  5.0510   10  5.1960   30  5.4990

SWAP CURVE

2 yr  61.2500   3 yr  72.0000   5 yr  84.5000   7 yr 93.2500   10 yr 98.7500   20 yr 121.7250   30 yr 92.5000

PREPAY                            CPR 0       (!YM) CPR 25     (!YM) CPR 50     (!YM) CPR 75     (!YM) CPR 100
--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                  99.5208           6.180            6.241            6.276            6.295             6.313
                  99.5833           6.158            6.219            6.252            6.271             6.283
                  99.6458           6.137            6.196            6.229            6.247             6.263
                  99.7083           6.116            6.173            6.205            6.223             6.238
                  99.7708           6.094            6.151            6.182            6.199             6.213
                  99.8333           6.073            6.128            6.158            6.175             6.189
                  99.8958           6.052            6.105            6.135            6.151             6.163
                  99.9583           6.030            6.083            6.112            6.127             6.138
                 100.0208           6.009            6.060            6.088            6.103             6.113
                 100.0833           5.988            6.038            6.065            6.079             6.089
                 100.1458           5.967            6.015            6.041            6.055             6.064
                 100.2083           5.946            5.993            6.018            6.031             6.039
                 100.2708           5.925            5.970            5.995            6.007             6.014
                 100.3333           5.903            5.948            5.972            5.983             6.990
                 100.3958           5.882            5.926            5.948            5.959             6.965
                 100.4583           5.861            5.903            5.925            5.935             6.940
                 100.5208           5.840            5.881            5.902            5.911             6.916
AVERAGE LIFE                         3.40             3.19             3.07             2.99              2.89
FIRST PRIN                     03/15/2001       03/15/2001       03/15/2001       03/15/2001        03/15/2001
LAST PRIN                      11/15/2005       10/15/2005       10/15/2005       10/15/2005        08/15/2005
PAYMENT WINDOW                         57               56               56               56                54
ACCRUAL FACTOR                     0.3679           0.3679           0.3679           0.3679            0.3679
MOD DURATION @ 100.0208              2.94             2.76             2.66             2.59              2.51
SPREAD INTERP. @ 100.0208             105              111              113              117               118

                                                                     Page 1 of 7
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
MSDWCI     MSDWCI     SERIES 2001-TOP1 (PRICED)     CLASS A2
--------------------------------------------------------------------------------
Class                    A2
Delay                    14
Payment Freq             Monthly
Yield Day Count          30/360
Yield Freq               SemiAnnual
Yield Table Date         02/07/2001

Cusip                    N/A
First Payment Date       03/15/2001
Next Payment Date        03/15/2001
Settlement Date          02/23/2001
Interest Freq            Monthly
Credit Rating            AAA/AAA

Dated Date               02/01/2001
Factor                   1.00000000
Current Balance          203,500,000.00
Coupon                   6.32000
Market Desc              N/A

Original Balance         203,500,000.00
Lead Manager             Morgan Stanley & Co.
Orig Deal Size           1,156,426,170.00
Num of Tranches          22
Deal Age                 0

TREASURY CURVE

1 4.9012      2  4.8800   5  5.0510   10  5.1960   30  5.4990

SWAP CURVE

2 yr  61.2500   3 yr  72.0000   5 yr  84.5000   7 yr 93.2500   10 yr 98.7500   20 yr 121.7250   30 yr 92.5000

PREPAY                            CPR 0       (!YM) CPR 25     (!YM) CPR 50     (!YM) CPR 75     (!YM) CPR 100
--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                   99.5011          6.459            4.473            6.478            6.481             6.485
                   99.5636          6.446            6.459            6.464            6.467             6.470
                   99.6261          6.432            6.445            6.450            6.453             6.456
                   99.6886          6.418            6.430            6.436            6.439             6.441
                   99.7511          6.404            6.416            6.422            6.424             6.427
                   99.8136          6.391            6.402            6.407            6.410             6.412
                   99.8761          6.377            6.388            6.393            6.396             6.398
                   99.9386          6.363            6.374            6.379            6.381             6.383
                  100.0011          6.350            6.360            6.365            6.367             6.369
                  100.0636          6.336            6.346            6.351            6.353             6.354
                  100.1261          6.322            6.332            6.337            6.339             6.340
                  100.1886          6.309            6.318            6.323            6.325             6.325
                  100.2511          6.295            6.305            6.309            6.310             6.311
                  100.3136          6.282            6.291            6.294            6.296             6.296
                  100.3761          6.268            6.277            6.280            6.282             6.282
                  100.4386          6.254            6.263            6.266            6.268             6.268
                  100.5011          6.241            6.249            6.252            6.254             6.253
AVERAGE LIFE                         5.70             5.56             5.50             5.46              5.36
FIRST PRIN                     03/15/2001       03/15/2001       03/15/2001       03/15/2001        03/15/2001
LAST PRIN                      09/15/2009       09/15/2009       09/15/2001       09/15/2001        07/15/2009
PAYMENT WINDOW                        103              103              103              103               101
ACCRUAL FACTOR                     0.3862           0.3862           0.3862           0.3862            0.3862
MOD DURATION @ 100.0011              4.56             4.45             4.40             4.37              4.30
SPREAD INTERP. @ 100.0011             128              129              130              130               131

                                                                     Page 2 of 7
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
MSDWCI     MSDWCI     SERIES 2001-TOP1 (PRICED)     CLASS A3
--------------------------------------------------------------------------------
Class                    A3
Delay                    14
Payment Freq             Monthly
Yield Day Count          30/360
Yield Freq               SemiAnnual
Yield Table Date         02/15/2001

Cusip                    N/A
First Payment Date       03/15/2001
Next Payment Date        03/15/2001
Settlement Date          02/23/2001
Interest Freq            Monthly
Credit Rating            AAA

Dated Date               02/01/2001
Factor                   1.00000000
Current Balance          138,500,000.00
Coupon                   6.46000
Market Desc              N/A

Original Balance         138,500,000.00
Lead Manager             Morgan Stanley & Co.
Orig Deal Size           1,156,426,170.00
Num of Tranches          22
Deal Age                 0

TREASURY CURVE

1 4.9012      2  4.8800   5  5.0510   10  5.1960   30  5.4990

SWAP CURVE

2 yr  61.2500   3 yr  72.0000   5 yr  84.5000   7 yr 93.2500   10 yr 98.7500   20 yr 121.7250   30 yr 92.5000

PREPAY                            CPR 0       (!YM) CPR 25     (!YM) CPR 50     (!YM) CPR 75     (!YM) CPR 100
--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                   99.7324          6.551            6.552            6.551            6.551             6.551
                   99.7949          6.539            6.540            6.539            6.539             6.539
                   99.8574          6.527            6.528            6.527            6.527             6.526
                   99.9199          6.515            6.516            6.515            6.515             6.514
                   99.9824          6.504            6.504            6.503            6.503             6.502
                  100.0449          6.492            6.492            6.491            6.491             6.490
                  100.1074          6.480            6.480            6.479            6.479             6.478
                  100.1699          6.468            6.468            6.467            6.467             6.466
                  100.2324          6.457            6.456            6.455            6.455             6.453
                  100.2949          6.445            6.444            6.443            6.443             6.441
                  100.3574          6.433            6.433            6.431            6.431             6.429
                  100.4199          6.421            6.421            6.420            6.419             6.417
                  100.4824          6.410            6.409            6.408            6.407             6.405
                  100.5449          6.398            6.397            6.396            6.395             6.393
                  100.6074          6.386            6.385            6.384            6.383             6.381
                  100.6699          6.373            6.373            6.372            6.371             6.369
                  100.7324          6.363            6.362            6.360            6.360             6.357
AVERAGE LIFE                         6.78             6.67             6.64             6.63              6.52
FIRST PRIN                     11/15/2005       10/15/2005       10/15/2005       10/15/2005        08/15/2005
LAST PRIN                      09/15/2009       09/15/2009       09/15/2009       09/15/2009        07/15/2009
PAYMENT WINDOW                         47               48               48               48                48
ACCRUAL FACTOR                     0.3948           0.3948           0.3948           0.3948            0.3948
MOD DURATION @ 100.2324              5.30             5.23             5.21             5.20              5.13
SPREAD INTERP. @ 100.2324             135              136              136              136               136

                                                                     Page 3 of 7
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
MSDWCI     MSDWCI     SERIES 2001-TOP1 (PRICED)     CLASS A4
--------------------------------------------------------------------------------
Class                    A4
Delay                    14
Payment Freq             Monthly
Yield Day Count          30/360
Yield Freq               SemiAnnual
Yield Table Date         02/15/2001

Cusip                    N/A
First Payment Date       03/15/2001
Next Payment Date        03/15/2001
Settlement Date          02/23/2001
Interest Freq            Monthly
Credit Rating            AAA

Dated Date               02/01/2001
Factor                   1.00000000
Current Balance          575,962,000.00
Coupon                   6.66000
Market Desc              N/A

Original Balance         575,962,000.00
Lead Manager             Morgan Stanley & Co.
Orig Deal Size           1,156,426,170.00
Num of Tranches          22
Deal Age                 0

TREASURY CURVE

1 4.9012      2  4.8800   5  5.0510   10  5.1960   30  5.4990

SWAP CURVE

2 yr  61.2500   3 yr  72.0000   5 yr  84.5000   7 yr 93.2500   10 yr 98.7500   20 yr 121.7250   30 yr 92.5000

PREPAY                            CPR 0       (!YM) CPR 25     (!YM) CPR 50     (!YM) CPR 75     (!YM) CPR 100
--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                  100.0461          6.709            6.709            6.709            6.709             6.708
                  100.1086          6.700            6.700            6.700            6.700             6.699
                  100.1711          6.691            6.691            6.691            6.691             6.690
                  100.2336          6.682            6.682            6.682            6.682             6.681
                  100.2961          6.673            6.673            6.673            6.673             6.672
                  100.3586          6.664            6.664            6.664            6.664             6.663
                  100.4211          6.655            6.655            6.655            6.655             6.654
                  100.4836          6.646            6.646            6.646            6.646             6.645
                  100.5461          6.637            6.637            6.637            6.637             6.636
                  100.6086          6.628            6.628            6.628            6.628             6.626
                  100.6711          6.619            6.619            6.619            6.619             6.617
                  100.7336          6.610            6.610            6.610            6.610             6.608
                  100.7961          6.601            6.601            6.601            6.601             6.599
                  100.8586          6.592            6.592            6.592            6.592             6.590
                  100.9211          6.584            6.583            6.583            6.583             6.581
                  100.9836          6.575            6.574            6.574            6.574             6.572
                  100.0461          6.566            6.566            6.565            6.565             6.563
AVERAGE LIFE                         9.65             9.64             9.63             9.61              9.47
FIRST PRIN                     09/15/2009       09/15/2009       09/15/2009       09/15/2009        07/15/2009
LAST PRIN                      01/15/2011       01/15/2011       01/15/2011       01/15/2011        12/15/2010
PAYMENT WINDOW                         17               17               17               17                18
ACCRUAL FACTOR                     0.4070           0.4070           0.4070           0.4070            0.4070
MOD DURATION @ 100.2324              6.91             6.91             6.90             6.90              6.82
SPREAD INTERP. @ 100.2324             145              145              145              145               145

                                                                     Page 4 of 7
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
MSDWCI     MSDWCI     SERIES 2001-TOP1 (PRICED)     CLASS B
--------------------------------------------------------------------------------
Class                    B
Delay                    14
Payment Freq             Monthly
Yield Day Count          30/360
Yield Freq               SemiAnnual
Yield Table Date         02/15/2001

Cusip                    N/A
First Payment Date       03/15/2001
Next Payment Date        03/15/2001
Settlement Date          02/23/2001
Interest Freq            Monthly
Credit Rating            AA/AA

Dated Date               02/01/2001
Factor                   1.00000000
Current Balance          34,693,000.00
Coupon                   6.81000
Market Desc              N/A

Original Balance         34,693,000.00
Lead Manager             Morgan Stanley & Co.
Orig Deal Size           1,156,426,170.00
Num of Tranches          22
Deal Age                 0

TREASURY CURVE

1 4.9012      2  4.8800   5  5.0510   10  5.1960   30  5.4990

SWAP CURVE

2 yr  61.2500   3 yr  72.0000   5 yr  84.5000   7 yr 93.2500   10 yr 98.7500   20 yr 121.7250   30 yr 92.5000

PREPAY                            CPR 0       (!YM) CPR 25     (!YM) CPR 50     (!YM) CPR 75     (!YM) CPR 100
--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                   99.9982          6.870            6.870            6.870            6.870             6.869
                  100.0607          6.861            6.861            6.861            6.861             6.861
                  100.1232          6.852            6.852            6.852            6.852             6.852
                  100.1857          6.843            6.843            6.843            6.843             6.843
                  100.2482          6.834            6.834            6.834            6.834             6.834
                  100.3107          6.825            6.825            6.825            6.825             6.825
                  100.3732          6.816            6.816            6.816            6.816             6.816
                  100.4357          6.807            6.807            6.807            6.807             6.807
                  100.4982          6.799            6.799            6.799            6.799             6.798
                  100.5607          6.790            6.790            6.790            6.790             6.789
                  100.6232          6.781            6.781            6.781            6.781             6.780
                  100.6857          6.772            6.772            6.772            6.772             6.771
                  100.7482          6.763            6.763            6.763            6.763             6.762
                  100.8107          6.754            6.754            6.754            6.754             6.753
                  100.8732          6.746            6.746            6.746            6.746             6.745
                  100.9357          6.737            6.737            6.737            6.737             6.736
                  100.9982          6.728            6.728            6.728            6.728             6.727
AVERAGE LIFE                         9.89             9.89             9.89             9.89              9.81
FIRST PRIN                     01/15/2011       01/15/2011       01/15/2011       01/15/2011        12/15/2010
LAST PRIN                      01/15/2011       01/15/2011       01/15/2011       01/15/2011        12/15/2010
PAYMENT WINDOW                          1                1                1                1                 1
ACCRUAL FACTOR                     0.4162           0.4162           0.4162           0.4162            0.4162
MOD DURATION @ 100.4982              6.99             6.99             6.99             6.99              6.95
SPREAD INTERP. @ 100.4982             161              161              161              161               161

                                                                     Page 5 of 7
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
MSDWCI     MSDWCI     SERIES 2001-TOP1 (PRICED)     CLASS C
--------------------------------------------------------------------------------
Class                    C
Delay                    14
Payment Freq             Monthly
Yield Day Count          30/360
Yield Freq               SemiAnnual
Yield Table Date         02/15/2001

Cusip                    N/A
First Payment Date       03/15/2001
Next Payment Date        03/15/2001
Settlement Date          02/23/2001
Interest Freq            Monthly
Credit Rating            A/A

Dated Date               02/01/2001
Factor                   1.00000000
Current Balance          31,801,000.00
Coupon                   7.00000
Market Desc              N/A

Original Balance         331,801,000.00
Lead Manager             Morgan Stanley & Co.
Orig Deal Size           1,156,426,170.00
Num of Tranches          22
Deal Age                 0

TREASURY CURVE

1 4.9012      2  4.8800   5  5.0510   10  5.1960   30  5.4990

SWAP CURVE

2 yr  61.2500   3 yr  72.0000   5 yr  84.5000   7 yr 93.2500   10 yr 98.7500   20 yr 121.7250   30 yr 92.5000

PREPAY                            CPR 0       (!YM) CPR 25     (!YM) CPR 50     (!YM) CPR 75     (!YM) CPR 100
--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                  100.0122          7.062            7.062            7.062            7.062             7.062
                  100.0747          7.053            7.053            7.053            7.053             7.053
                  100.1372          7.044            7.044            7.044            7.044             7.043
                  100.1997          7.035            7.035            7.035            7.035             7.034
                  100.2622          7.026            7.026            7.026            7.026             7.025
                  100.3247          7.017            7.017            7.017            7.017             7.016
                  100.3872          7.008            7.008            7.008            7.008             7.007
                  100.4497          6.999            6.999            6.999            6.999             6.998
                  100.5122          6.990            6.990            6.990            6.990             6.989
                  100.5747          6.981            6.981            6.981            6.981             6.980
                  100.6372          6.973            6.972            6.972            6.972             6.971
                  100.6997          6.964            6.964            6.964            6.963             6.962
                  100.7622          6.955            6.955            6.955            6.955             6.954
                  100.8247          6.946            6.946            6.946            6.946             6.945
                  100.8872          6.937            6.937            6.937            6.937             6.936
                  100.9497          6.928            6.928            6.928            6.928             6.927
                  101.0122          6.919            6.919            6.919            6.919             6.918
AVERAGE LIFE                         9.93             9.93             9.92             9.91              9.82
FIRST PRIN                     01/15/2011       01/15/2011       01/15/2011       01/15/2011        12/15/2010
LAST PRIN                      02/15/2011       02/15/2011       02/15/2011       02/15/2011        01/15/2011
PAYMENT WINDOW                          2                2                2                2                 2
ACCRUAL FACTOR                     0.4278           0.4278           0.4278           0.4278            0.4278
MOD DURATION @ 100.5122              6.94             6.94             6.94             6.93              6.89
SPREAD INTERP. @ 100.5122             180              180              180              180               180

                                                                     Page 6 of 7
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
MSDWCI     MSDWCI     SERIES 2001-TOP1 (PRICED)     CLASS D
--------------------------------------------------------------------------------
Class                    D
Delay                    14
Payment Freq             Monthly
Yield Day Count          30/360
Yield Freq               SemiAnnual
Yield Table Date         02/15/2001

Cusip                    N/A
First Payment Date       03/15/2001
Next Payment Date        03/15/2001
Settlement Date          02/23/2001
Interest Freq            Monthly
Credit Rating            A-/A-

Dated Date               02/01/2001
Factor                   1.00000000
Current Balance          11,565,000.00
Coupon                   7.19000
Market Desc              N/A

Original Balance         11,565,000.00
Lead Manager             Morgan Stanley & Co.
Orig Deal Size           1,156,426,170.00
Num of Tranches          22
Deal Age                 0

TREASURY CURVE

1 4.9012      2  4.8800   5  5.0510   10  5.1960   30  5.4990

SWAP CURVE

2 yr  61.2500   3 yr  72.0000   5 yr  84.5000   7 yr 93.2500   10 yr 98.7500   20 yr 121.7250   30 yr 92.5000

PREPAY                            CPR 0       (!YM) CPR 25     (!YM) CPR 50     (!YM) CPR 75     (!YM) CPR 100
--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                  100.0250          7.254            7.254            7.254            7.254             7.254
                  100.0875          7.245            7.245            7.245            7.245             7.245
                  100.1500          7.236            7.236            7.236            7.236             7.236
                  100.2125          7.227            7.227            7.227            7.227             7.227
                  100.2750          7.218            7.218            7.218            7.218             7.218
                  100.3375          7.209            7.209            7.209            7.209             7.209
                  100.4000          7.200            7.200            7.200            7.200             7.200
                  100.4625          7.191            7.191            7.191            7.191             7.191
                  100.5250          7.182            7.182            7.182            7.182             7.182
                  100.5875          7.173            7.173            7.173            7.173             7.173
                  100.6500          7.165            7.165            7.165            7.165             7.164
                  100.7125          7.156            7.156            7.156            7.156             7.155
                  100.7750          7.147            7.147            7.147            7.147             7.146
                  100.8375          7.138            7.138            7.138            7.138             7.137
                  100.9000          7.129            7.129            7.129            7.129             7.128
                  100.9625          7.120            7.120            7.120            7.120             7.119
                  101.0250          7.111            7.111            7.111            7.111             7.110
AVERAGE LIFE                         9.98             9.98             9.98             9.98              9.89
FIRST PRIN                     02/15/2011       02/15/2011       02/15/2011       02/15/2011        01/15/2011
LAST PRIN                      02/15/2011       02/15/2011       02/15/2011       02/15/2011        01/15/2011
PAYMENT WINDOW                          1                1                1                1                 1
ACCRUAL FACTOR                     0.4394           0.4394           0.4394           0.4394            0.4394
MOD DURATION @ 100.4982              6.90             6.90             6.90             6.90              6.86
SPREAD INTERP. @ 100.4982             199              199              199              199               199

                                                                     Page 7 of 7
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.